Exhibit 10.1


                              EIGHTH AMENDMENT TO
                              -------------------
                           REVOLVING CREDIT AGREEMENT
                           --------------------------

                  This EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT dated as of August 25, 2006 (the "Eighth Amendment"), is entered into by and among INTERSTATE BAKERIES CORPORATION, a Delaware corporation ("Parent Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower party to the Credit Agreement (as defined below) (each individually a "Subsidiary Borrower" and collectively the "Subsidiary Borrowers"; and together with the Parent Borrower, the "Borrowers"), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, N.A., a national banking association (formerly known as JPMorgan Chase Bank) ("JPMCB"), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Credit Agreement (together with JPMCB, the "Lenders"), JPMORGAN CHASE BANK, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as administrative agent (the "Administrative Agent") for the Lenders, and JPMORGAN CHASE BANK, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as collateral agent (the "Collateral Agent") for the Lenders.

                                   WITNESSETH:

                  WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the Collateral Agent are parties to that certain Revolving Credit Agreement dated as of September 23, 2004, as amended by that certain First Amendment to Revolving Credit Agreement dated as of November 1, 2004, by that certain Second Amendment to Revolving Credit Agreement dated as of January 20, 2005, by that certain Third Amendment and Waiver to Revolving Credit Agreement dated as of May 26, 2005, by that certain Fourth Amendment and Waiver to Revolving Credit Agreement dated as of November 30, 2005, by that certain Fifth Amendment to Revolving Credit Agreement dated as of December 27, 2005, by that certain Sixth Amendment and Waiver to Revolving Credit Agreement dated as of March 29, 2006 and by that certain Seventh Amendment to Revolving Credit Agreement dated as of June 28, 2006, pursuant to which the Lenders have made available to the Borrowers a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $200,000,000 (as so amended, the "Credit Agreement"); and

                  WHEREAS, the Borrowers have requested that the Lenders amend and supplement the Credit Agreement to reflect certain modifications to the Credit Agreement;

                  WHEREAS, the Lenders have agreed to amend and supplement the Credit Agreement to reflect certain modifications to the Credit Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Definitions. Capitalized terms used and not otherwise defined in this Eighth Amendment are used as defined in the Credit Agreement. In addition, the capitalized term "Eighth

Amendment Effectiveness Date" shall mean the first Business Day on which the conditions set forth in Section 3 hereof are fully satisfied to the satisfaction of the Administrative Agent. The Administrative Agent will give the Borrowers and each Lender written notice of the occurrence of the Eighth Amendment Effectiveness Date.

         Section 2. Amendments to Credit Agreement. Subject to the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

                  2.1 Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

                  "Amendment Order" shall mean an order of the Bankruptcy Court in substantially the form of Exhibit A-1 or such other form as otherwise agreed by the Administrative Agent and the Borrowers.

                  "Available Cash" means, on any date, (a) the fair market value on such date of cash and cash equivalents held in securities accounts of the Borrowers and their Subsidiaries, and (b) the amount of available funds held on such date in bank deposit accounts of the Borrowers and their Subsidiaries.

                  "FY 2004" shall have the meaning set forth in Section 5.1(a).

                  2.2 The definition of Consolidated EBITDA in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (vii) thereof; (ii) renumbering existing clause
         (viii) to be clause (ix); and (iii) inserting a new clause (viii) as follows: "(viii) non-cash expenses related to the ABA Pension Plan exceeding $320,000 per fiscal monthly period, and".

                  2.3 The definition of Maturity Date in Section 1.1 of the Credit Agreement is hereby amended by deleting the date "September 22, 2006" and substituting therefor the date "June 2, 2007".

                  2.4 The definition of Orders in Section 1.1 of the Credit Agreement is hereby amended by adding the text ", Amendment Order" immediately following the text "Interim Order".

                  2.5 Clause (xi) of the definition of Permitted Liens in
         Section 1.1 of the Credit Agreement is hereby amended by: (i) deleting the text "that are granted by the Interim Order or the Final Order" and substituting therefor the text "that are granted by any of the Orders"; and (ii) deleting the text "provided that the Interim Order and the Final Order" and substituting therefor the text "provided that the Orders".

                  2.6 The definition of Real Property Component in Section 1.1 of the Credit Agreement is hereby amended by deleting the text "$60,000,000" and substituting therefor the text "$70,000,000" and by deleting the text "30%" and substituting therefor the text "35%".

                  2.7 Section 2.3(a) of the Credit Agreement is hereby amended by deleting the text "$125,000,000" and substituting therefor the text "$150,000,000".

                  2.8 Section 2.3(b) of the Credit Agreement is hereby amended by deleting the text "sixty (60)" and substituting therefor the text "three hundred sixty-five (365)" and by deleting the last sentence thereof.

                  2.9 Section 2.13 of the Credit Agreement is hereby amended by re-lettering subsection (c) as subsection (d) and inserting a new subsection (c) as follows:

                  (c) If, on any date on which Loans are outstanding, Available Cash exceeds $60,000,000, the Borrowers will provide notice thereof to the Administrative Agent within one Business Day, and within one Business Day of the date of such notice repay Loans in an amount equal to such excess (or if less, in the amount of all outstanding Loans).

                  2.10 Section 2.19 of the Credit Agreement is hereby amended by deleting the date "September 20, 2004" and substituting therefor the date "July 25, 2006".

                  2.11 Section 2.23(b) of the Credit Agreement is hereby amended by deleting the text "and leasehold" from the last sentence thereof.

                  2.12 Section 3.1 and 3.2 of the Credit Agreement are hereby amended by deleting the parenthetical "(or the Final Order, as applicable)" in each place where it appears and substituting therefor the following parenthetical: "(or the Final Order or the Amendment Order, as applicable)".

                  2.13 Section 3.4 of the Credit Agreement is hereby amended by adding the text "and other than with respect to the ABA Pension Plan" at the end of the last sentence thereof. -

                  2.14 Section 3.7(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (b) None of the Borrowers or their Subsidiaries is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority the violation of which, or a default with respect to which, would have a Material Adverse Effect, other than (i) the Parent Borrower's failure to timely file its Form 10-K for fiscal year 2004, fiscal year 2005 and fiscal year 2006 and its Form 10-Q for the first, second, and third quarters of fiscal year 2005 and the first, second and third quarters of fiscal year 2006 with the United States Securities and Exchange Commission and (ii) with respect to the ABA Pension Plan.

                  2.15 Section 3.9 of the Credit Agreement is hereby amended by deleting the text "the Interim Order or the Final Order" and substituting therefor the following: "the Interim Order, the Final Order and the Amendment Order".

                  2.16 Section 4.2(d) of the Credit Agreement is hereby amended by adding the text "Prior to the date of entry of the Amendment Order by the Bankruptcy Court," at the beginning of the first sentence thereof, and by adding a new sentence at the end thereof which shall read as follows:

                  "From and after the date of entry of the Amendment Order by the Bankruptcy Court, at the time of the extension of any Additional Credit, the Final Order and the Amendment Order shall be in full force and effect, and shall not have been stayed, reversed, modified, or amended in any respect without the prior written consent of the Administrative Agent (except to the extent the Amendment Order modifies the Final Order); and, if the Final Order or the Amendment Order is the subject of a pending appeal in any respect, neither the making of the Loans nor the issuance of any Letter of Credit nor the performance by any of the Borrowers of any of their obligations under any of the Loan Documents or under any other instrument or agreement referred to herein shall be the subject of a presently effective stay pending appeal."

                  2.17 Section 5.1(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (a) within ninety (90) days after the end of each fiscal year, consolidated balance sheets and related statements of income, stockholders' equity, and cash flows, showing the financial condition of the Borrowers and their Subsidiaries as of the close of such fiscal year and the results of their respective operations during such year, such consolidated statements to be certified by a Financial Officer of each of the Borrowers to the effect that such consolidated financial statements fairly present the financial condition and results of operations of the Borrowers on a consolidated basis in accordance with GAAP, provided, however, that until such time as audited consolidated financial statements for the Borrowers for such fiscal year are available, such financial statements and the related Financial Officer's certificate may be further subject to (x) certain adjustments related to pension and other previously disclosed events and circumstances that will be quantified (1) by the finalization of the audit of the fiscal year ended May 29, 2004 ("FY 2004") and contained in the Form 10-K for FY 2004 that will be delivered to the Securities and Exchange Commission when available and (2) in the results for each subsequent fiscal quarterly or annual period ending prior to the Maturity Date and contained in the respective Form 10-K or 10-Q, as the case may be, for such fiscal period and that will be delivered to the Securities and Exchange Commission when available, (y) the omission of certain earnings per share information and the required footnotes to the financial statements, and (z) the omission of certain expense allocations typically reflected in Borrowers' financial statements;

                  2.18 Section 5.1(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (b) within forty five (45) days after the end of the first three fiscal quarters of each fiscal year of the Borrowers, and within ninety (90) days after the end of the fourth fiscal quarter of such fiscal year, consolidated balance sheets and related statements of income, stockholders' equity and cash flows, showing the financial condition of the Borrowers and their Subsidiaries on a consolidated basis, in each case as of the close of such fiscal quarter and the results of their operations during such fiscal quarter and the then elapsed portion of the fiscal year, each certified by a Financial Officer of each of the Borrowers as fairly presenting the financial condition and results of operations of the Borrowers on a consolidated basis in accordance with GAAP, subject to
                  (w) normal year-end audit adjustments, (x) certain adjustments related to pension and other previously disclosed events and circumstances that will be quantified (1) by the finalization of the FY 2004 audit and contained in the Form 10-K for FY 2004 that will be delivered to the Securities and Exchange Commission when available and (2) in the results for each subsequent fiscal quarterly or annual period ending prior to the Maturity Date and contained in the respective Form 10-K or 10-Q, as the case may be, for such fiscal period and that will be delivered to the Securities and Exchange Commission when available, (y) the omission of certain earnings per share information and the required footnotes to the financial statements, and (z) the omission of certain expense allocations typically reflected in Borrowers' financial statements;

                  2.19 Section 5.1(d) of the Credit Agreement is hereby amended by inserting the parenthetical "(including the amount of Available Cash balances at the end of each such fiscal month)" immediately after the word "Subsidiaries".

                  2.20 Section 5.1(i) of the Credit Agreement is hereby amended by deleting the text "each of the first three fiscal quarters" and substituting therefor the text "the second fiscal quarter".

                  2.21 Section 5.1(p) of the Credit Agreement is hereby amended by inserting the text "and each subsequent fiscal quarter and fiscal year of the Borrowers ending on or prior to the date of entry of the Amendment Order by the Bankruptcy Court" immediately after "fiscal quarter ending August 21, 2004".

                  2.22 Section 6.4 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  SECTION 6.4 Capital Expenditures. Each of the Borrowers will not (and will not apply to the Bankruptcy Court for authority to), and will cause each of their respective Subsidiaries not to, make Capital Expenditures during the fiscal quarters of the Borrowers set forth below, in an aggregate amount in excess of the amount specified opposite such fiscal quarters; provided that if the amount of Capital Expenditures that are made during any such fiscal quarter is less than the amount thereof that is permitted to be made during such fiscal quarter, the unused portion thereof may be carried forward to and made during the subsequent fiscal quarters:

                                                    Maximum Capital Expenditures
                         Fiscal Quarter Ending               (millions)
                         ---------------------               ----------
                            August 26, 2006                    $16.00
                           November 18, 2006                   $15.50
                            March 10, 2007                     $11.50
                             June 2, 2007                      $ 8.50


                  2.23 Section 6.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  SECTION 6.5 EBITDA. As of the end of each fiscal period of the Borrowers, commencing with the fiscal monthly period ending August 26, 2006, the Borrowers will not permit cumulative Consolidated EBITDA for the period commencing on June 4, 2006 (being the first day of the 2007 fiscal year of the Borrowers) and ending in each case on the last day of the fiscal period listed below to be less than the respective amounts specified opposite such fiscal period:

                                                  Cumulative Consolidated EBITDA
                          Fiscal Period Ending              (millions)
                          --------------------              ----------
                             August 26, 2006                     (1.80)
                           September 23, 2006                     2.40
                            October 21, 2006                      6.30
                            November 18, 2006                     6.70
                            December 16, 2006                     6.50
                            January 13, 2007                      0.80
                            February 10, 2007                     3.80
                             March 10, 2007                       6.70
                              April 7, 2007                      10.40
                               May 5, 2007                       18.20
                              June 2, 2007                       31.30

                  2.24 Section 7.1(m) of the Credit Agreement is hereby amended by deleting the word "and" immediately preceding clause (vi) and inserting the following text at the end of Section 7.1(m): ", (vii) payments in an amount not to exceed $2,000,000 which are authorized to be made by that certain Order Pursuant to 11 U.S.C. ss.ss. 362 and 363 and Fed. R. Bankr. P. 9019 (A) Granting Relief From Automatic Stay, (B) Approving the Debtor's Settlement Agreement with Mitchell Fishlowitz, on behalf of Himself Individually, and as Representative of a Class of Individuals Similarly Situated, and (C) Conditionally Allowing Claims Pursuant to the Settlement Agreement, and (viii) payments in an amount not to exceed $1,500,000 to the Central States Southwest Areas Health and Welfare Fund and Southeast and Southwest Areas Pension Fund pursuant to any settlement of any pre-petition claims of such funds as approved by the Bankruptcy Court; or".

                  2.25 Section 7.1(n) of the Credit Agreement is hereby amended by deleting the text "$63,000,000" and substituting therefor the text "$70,000,000".

                  2.26 Section 7.1(q) of the Credit Agreement is hereby amended by deleting the text "$32,000,000" and substituting therefor the text "$38,000,000".

                  2.27 The form of Amendment Order attached hereto as Exhibit A is hereby added to the Credit Agreement as Exhibit A-1 thereto.

         Section 3. Effectiveness. The effectiveness of this Eighth Amendment is subject to the following conditions precedent:

                  3.1 Supporting Documents. The Administrative Agent shall have received for each of the Borrowers:

                           3.1.1 bring-down certificates delivered by each
                  Borrower (A) certifying that there were no changes, or providing the text of changes, to the Organizational Documents of such Borrower as delivered pursuant to Section 4.1(a) of the Credit Agreement and (B) to the effect that each Borrower is in good standing in its jurisdiction of incorporation, organization or formation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business;

                           3.1.2 signature and incumbency certificates of the
                  officers of such Borrower executing the Loan Documents to which it is a party, dated as of the Eighth Amendment Effectiveness Date;

                           3.1.3 duly adopted resolutions of the board of
                  directors or similar governing body of each Borrower approving and authorizing the execution, delivery and performance of this Eighth Amendment, certified as of the Eighth Amendment Effectiveness Date by its secretary or assistant secretary as being in full force and effect without modification or amendment; and

                           3.1.4 such other documents as the Administrative
                  Agent may reasonably request.

                  3.2 Amendment Order. Not later than August 24, 2006, the Administrative Agent and the Lenders shall have received a certified copy of the amendment order (the "Amendment Order") in substantially the form of Exhibit A attached hereto or such other form as otherwise agreed by the Administrative Agent and the Debtors and which Amendment Order (i) shall be in full force and effect, (ii) shall not have been stayed, reversed, modified or amended in any respect, except as approved by the Administrative Agent in its sole discretion, (iii) shall approve or otherwise reaffirm the payment by the Borrowers of all of the Fees set forth in Sections 2.19, 2.20 and 2.21 of the Credit Agreement and in Section 3.5 hereof, (iv) shall be entered with the consent or non-objection of a preponderance (as determined by the Administrative Agent in its sole discretion) of the secured creditors of any of the Borrowers under the Pre-Petition Credit Agreement, and
         (v) if the Amendment Order is the subject of a pending appeal in any respect, neither the making of such Loan nor the issuance of such Letter of Credit nor the performance by any of the Borrowers of any of their obligations under the Credit Agreement as amended by this Eighth Amendment or under the Loan Documents or under any other instrument or agreement referred to therein shall be the subject of a presently effective stay pending appeal.

                  3.3 Loan Documents. Each Borrower, each Lender and the Administrative Agent shall have signed a counterpart of this Eighth Amendment (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent.

                  3.4 Opinion of Counsel. The Administrative Agent and the Lenders shall have received the favorable written opinion of counsel to the Borrowers, acceptable to the Administrative Agent, substantially in the form of Exhibit B.

                  3.5 Payment of Fees and Expenses. The Borrowers shall have paid to the Administrative Agent (a) any unpaid balance of the fees and expenses due and payable by the Borrowers pursuant to the Loan Documents and (b) the then unpaid balance of all accrued and unpaid Fees due under and pursuant to: (i) the engagement letter dated as of July 25, 2006 among the Borrowers, JPMCB and J.P. Morgan Securities, Inc. ("JPMSI"), (ii) the fee letter dated as of July 25, 2006 among the Borrowers, JPMCB and JPMSI and (iii) the letters referred to in Section
         2.19 of the Credit Agreement (as in effect immediately prior to the Eighth Amendment Effectiveness Date).

                  3.6 Closing Documents. The Administrative Agent shall have received all documents required by this Eighth Amendment satisfactory in form and substance to the Administrative Agent in its exclusive discretion.

         Section 4. Letter of Credit Account Disbursal. Upon the Eighth Amendment Effectiveness Date, all funds currently on deposit in the Letter of Credit Account shall be disbursed as follows: one-half shall be paid to the Borrowers for use in accordance with the Budget and one-half shall be paid to the administrative agent for the lenders party to the Pre-Petition Credit Agreement. The administrative agent under the Pre-Petition Credit Agreement shall receive such funds for the account of such lenders under the Pre-Petition Credit Agreement as a further component of adequate protection for such lenders under the Bankruptcy Code, and such amount shall be applied to the principal balance owed to the lenders under the Pre-Petition Credit Agreement

         Section 5. Representations and Warranties. Each Borrower represents and warrants to the Lenders that:

                  5.1 After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Credit Agreement, the representations and warranties of the Borrowers contained in Section 3 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

                  5.2 After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Credit Agreement, (i) each Borrower is in compliance with all the terms and provisions set forth in the Credit Agreement, and (ii) no Event of Default has occurred and is continuing or would result from the execution, delivery and performance of this Eighth Amendment.

         Section 6. Choice of Law. THIS EIGHTH AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

         Section 7. Full Force and Effect. Except as specifically amended or waived hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect, and the same are hereby ratified and confirmed. No reference to this Eighth Amendment need be made in any instrument or document at any time referring to the Credit Agreement, and a reference to the Credit Agreement in any such instrument or document shall be deemed a reference to the Credit Agreement as amended hereby.

         Section 8. Counterparts; Electronic Signatures. This Eighth Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement. The Administrative Agent may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

         Section 9. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Eighth Amendment.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed as of the day and the year first written.

                                                BORROWERS:

                                                INTERSTATE BAKERIES CORPORATION


                                                By: /s/ Ronald B. Hutchison
                                                    ----------------------------
                                                Name:  Ronald B. Hutchison
                                                Title: Chief Financial Officer


                                                ARMOUR AND MAIN REDEVELOPMENT
                                                CORPORATION


                                                By: /s/ Ronald B. Hutchison
                                                    ----------------------------
                                                Name:  Ronald B. Hutchison
                                                Title: President


                                                BAKER'S INN QUALITY BAKED GOODS,
                                                LLC


                                                By: /s/ Ronald B. Hutchison
                                                    ----------------------------
                                                Name:  Ronald B. Hutchison
                                                Title: President


                                                IBC SALES CORPORATION


                                                By: /s/ Ronald B. Hutchison
                                                    ----------------------------
                                                Name:  Ronald B. Hutchison
                                                Title: Chief Financial Officer


                                                IBC SERVICES, LLC


                                                By: /s/ Ronald B. Hutchison
                                                    ----------------------------
                                                Name:  Ronald B. Hutchison
                                                Title: President


                                                     IBC TRUCKING, LLC


                                                By: /s/ Ronald B. Hutchison
                                                    ----------------------------
                                                Name:  Ronald B. Hutchison
                                                Title: President


                                                INTERSTATE BRANDS CORPORATION


                                                By: /s/ Ronald B. Hutchison
                                                    ----------------------------
                                                Name:  Ronald B. Hutchison
                                                Title: Chief Financial Officer


                                                NEW ENGLAND BAKERY DISTRIBUTORS,
                                                L.L.C.


                                                By: /s/ Ronald B. Hutchison
                                                    ----------------------------
                                                Name:  Ronald B. Hutchison
                                                Title: President

                                                LENDERS:

                                                JPMORGAN CHASE BANK, N.A.
                                                Individually and as
                                                Administrative Agent and
                                                Collateral Agent


                                                By: /s/ Susan E. Atkins
                                                    ----------------------------
                                                Name:  Susan E. Atkins
                                                Title: Managing Director


                                                SPIRET IV LOAN TRUST 2003-B
                                                By: Wilmington Trust Company not
                                                in its individual capacity but
                                                solely as trustee


                                                By: /s/ Rachel L. Simpson
                                                    ----------------------------
                                                Name:  Rachel L. Simpson
                                                Title: Sr. Financial Services
                                                       Officer


                                                UBS AG, STAMFORD BRANCH


                                                By: /s/ Douglas Gervolino
                                                    ----------------------------
                                                Name:  DouglasGervolino
                                                Title: Associate Director
                                                       Banking Products
                                                       Services, US


                                                By: /s/ Toba Lumbantobing
                                                    ----------------------------
                                                Name:  Toba Lumbantobing
                                                Title: Associate Director
                                                       Banking Products
                                                       Services, US


                                                     THE BANK OF NEW YORK


                                                By: /s/ Peter W. Helt
                                                    ----------------------------
                                                Name:  Peter W. Helt
                                                Title: Vice President


                                                HIGHLAND FLOATING RATE ADVANTAGE
                                                FUND


                                                By: /s/ M. Jason Blackburn
                                                    ----------------------------
                                                Name:  M. Jason Blackburn
                                                Title: Treasurer


                                                HIGHLAND FLOATING RATE LLC
                                                Individually and as
                                                Administrative Agent and
                                                Collateral Agent


                                                By: /s/ M. Jason Blackburn
                                                    ----------------------------
                                                Name:  M. Jason Blackburn
                                                Title: Treasurer


                                                THE FOOTHILL GROUP, INC.


                                                By: /s/ Dennis R. Ascher
                                                    ----------------------------
                                                Name:  Dennis R. Ascher
                                                Title: Senior Vice President


                                                NATIONWIDE LIFE INSURANCE
                                                COMPANY


                                                By: /s/ Thomas S. Leggett
                                                    ----------------------------
                                                Name:  Thomas S. Leggett
                                                Title: Associate Vice President
                                                       Public Bonds


                                                NATEXIS BANQUES POPULAIRES


                                                By: /s/ Harold Birk
                                                   -----------------------------
                                                Name:    Harold Birk
                                                Title:   Vice President


                                                By: /s/ Tefta Ghilaga
                                                   -----------------------------
                                                Name:    Tefta Ghilaga
                                                Title:   Vice President


                                                CANADIAN IMPERIAL BANK OF
                                                COMMERCE


                                                By: /s/ John O'Dowd
                                                    ----------------------------
                                                Name:  John O'Dowd
                                                Title: Authorized Signatory


                                                By: /s/ Gerald J. Carlos
                                                    ----------------------------
                                                Name:  Gerald J. Carlos
                                                Title: Authorized Signatory


                                                DK ACQUISITION PARTNERS, L.P.


                                                By: /s/ Fernando Moreyra,
                                                    as Safekeeping Agent
                                                    ----------------------------
                                                Name:  Fernando Moreyra
                                                Title: Assistant Vice President


                                                AIRLIE CBNA LOAN FUNDING LLC


                                                By: /s/ Roy Hykal
                                                    ----------------------------
                                                Name:  Roy Hykal
                                                Title: Attorney-in-fact


                                                SIL LOAN FUNDING LLC


                                                By: /s/ Jose Muyouga
                                                    ----------------------------
                                                Name:  Jose Muyouga
                                                Title: Officer


                                                GRAND CENTRAL ASSET TRUST, SIL
                                                SERIES


                                                By: /s/ Roy Hykal
                                                    ----------------------------
                                                Name:  Roy Hykal
                                                Title: Attorney-in-fact


                                                SPCP GROUP, L.L.C.


                                                By: /s/ Richard Petrilli
                                                    ----------------------------
                                                Name:  Richard Petrilli
                                                Title: Authorized Signatory


                                                FIELD POINT II, LTD.


                                                By: /s/ Richard Petrilli
                                                    ----------------------------
                                                Name:  Richard Petrilli
                                                Title: Authorized Signatory


                                                FIELD POINT III, LTD.


                                                By: /s/ Richard Petrilli
                                                    ----------------------------
                                                Name:  Richard Petrilli
                                                Title: Authorized Signatory


                                                FIELD POINT IV, LTD.


                                                By: /s/ Richard Petrilli
                                                    ----------------------------
                                                Name:  Richard Petrilli
                                                Title: Authorized Signatory


                                                PROSPECT HARBOR CREDIT PARTNERS,
                                                LP


                                                By: /s/ Timothy Barns
                                                    ----------------------------
                                                Name:  Timothy Barns
                                                Title: Executive Vice President


                                                SANKATY HIGH YIELD PARTNERS, II,
                                                L.P.


                                                By: /s/ Timothy Barns
                                                   -----------------------------
                                                Name:  Timothy Barns
                                                Title: Executive Vice President